Direxion Daily Total Bond Market Bear 1X Shares (SAGG)
Direxion Daily MSCI European Financials Bull 2X Shares (EUFL)
Direxion Daily MSCI Developed Markets Bear 3X Shares (DPK)
Direxion Daily Mid Cap Bear 3X Shares (MIDZ)
Direxion Daily Regional Banks Bear 3X Shares (WDRW)
Direxion Daily Natural Gas Related Bull 3X Shares (GASL)
Direxion Daily Natural Gas Related Bear 3X Shares (GASX)
Direxion Daily Russia Bear 3X Shares (RUSS)
Series of the Direxion Shares ETF Trust

Supplement dated March 20, 2020 to the
Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAI”)
dated February 28, 2020, as last supplemented

Shares of the Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily MSCI European Financials Bull 2X Shares, Direxion Daily MSCI Developed Markets Bear 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, and the Direxion Daily Russia Bear 3X Shares (each, a “Fund” and collectively, the “Funds”) will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on March 27, 2020 (the “Closing Date”). The Funds will not accept purchase orders after the Closing Date.
Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from March 27, 2020 through April 6, 2020 (the “Liquidation Date”) shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in a Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which is inconsistent with each Fund’s investment objective and strategy.
On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.
Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that each Fund could not conduct its business and operations in an economically efficient manner over the long term due to each Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, and recommended each Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of the Funds and their shareholders to liquidate and terminate the Funds as described above.
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For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.